MASTER EXTENSION AGREEMENT

Dated as of November 15, 2024

among

AUTOZONE, INC.,
as Borrower,

THE SEVERAL LENDERS
FROM TIME TO TIME PARTY HERETO

AND

BANK OF AMERICA, N.A.,
as Administrative Agent and Swingline Lender

and

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

BOFA SECURITIES, INC.,
JPMORGAN CHASE BANK, N.A., TRUIST SECURITIES, INC.,
U.S. BANK NATIONAL ASSOCIATION
and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Book Runners

and

TRUIST BANK, U.S. BANK NATIONAL ASSOCIATION,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Documentation Agents

MASTER EXTENSION AGREEMENT

Reference is made to the Fourth Amended and Restated Credit Agreement dated as of November 15, 2021, as amended, modified, extended or restated from time to time (the "Credit Agreement") among AutoZone, Inc., the Lenders party thereto, Bank of America, N.A., as Administrative Agent and JPMorgan Chase Bank, N.A., as Syndication Agent. Terms defined in the Credit Agreement are used in this Master Extension Agreement (this "Agreement") with the same meanings.

1. Each undersigned Lender hereby agrees that (a) pursuant to Section 3.4(d) of the Credit Agreement and effective as of the Effective Date (as hereinafter defined), the Termination Date relating to its Commitment is extended by one (1) year to November 15, 2028 and (b) the definition of "Termination Date" in Section 1.1 of the Credit Agreement is amended to replace the reference to "November 15, 2027" with a reference to "November 15, 2028." It is hereby acknowledged and agreed that each of the two (2) extension options provided pursuant to Section 3.4(d) of the Credit Agreement have been utilized and no further extension options remain after giving effect to this Agreement.

2. The parties hereto agree that, effective as of the Effective Date, Schedule 2.1(a) to the Credit Agreement is restated in its entirety to read as set forth on Schedule 2.1(a) attached hereto. The Borrower hereby ratifies and reaffirms the Credit Agreement, as amended hereby, and the other Credit Documents and acknowledges and reaffirms that, it is bound by all terms of this Credit Agreement and the other Credit Documents.

3. The Borrower agrees to pay on the Effective Date all fees and expenses relating to this Agreement that are due and payable on such date, including all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement (including, without limitation, the reasonable and documented out-of-pocket fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

4. Subject to (a) receipt by the Administrative Agent (or its counsel) of executed signature pages to this Agreement from the Borrower, each Lender party hereto (which, for the avoidance of doubt, must constitute Required Lenders) and the Administrative Agent and (b) payment by the Borrower of the fees set forth in Section 3 above, the Effective Date of the extensions pursuant to this Agreement shall be November 15, 2024 (the "Effective Date").

5. Nothing contained in this Agreement shall be deemed to constitute a waiver of any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

6. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

7. This Agreement shall constitute a Credit Document.

8. The terms of Section 10.10 of the Credit Agreement with respect to submission to jurisdiction, consent to service of process and waiver of jury trial are incorporated herein by reference, *mutatis mutandis*, and the parties hereto agree to such terms.

9. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Subject to Section 10.19 of the Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

BORROWER:

AUTOZONE, INC.

By: [signature]
Name: Jamere Jackson
Title: CFO

By: [signature]
Name: Brian Campbell
Title: Treasurer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: ______________________
Name: Don B. Pinzon
Title: Vice President

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender, Swingline Lender and L/C Issuer

By: /s/ Michelle L. Walker
Name: Michelle L. Walker
Title: Director

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

By: /s/ Kyle O'Donnell
Name: Kyle O'Donnell
Title: Vice President

TRUIST BANK,
as a Lender and L/C Issuer

By: ______________________
Name: J. Carlos Navarrete
Title: Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By: /s/ Conan Schleicher
Name: Conan Schleicher
Title: Senior Vice President

WELLS FARGO BANK, N.A.,
as a Lender and L/C Issuer

By: /s/ Ryan Tegeler
Name: Ryan Tegeler
Title: Vice President

MIZUHO BANK, LTD.,
as a Lender

By: ______________________
Name: Tracy Rahn
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: Tracey Silverman
Name: Tracey Silverman
Title: SVP

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,
as a Lender

By: ______________________
Name: Brian Crowley
Title: Managing Director

By: ______________________
Name: Armen Semizian
Title: Managing Director

BANCO SANTANDER, S.A., NEW YORK BRANCH,
as a Lender

By: ______________________
Name: Andres Barbosa
Title: Managing Director

By: ______________________
Name: Rita Walz-Cuccioli
Title: Executive Director

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By: Alex Federbusch
Name: Alex Federbusch
Title: Duly Authorized Signatory

CITIBANK, N.A.,
as a Lender

By: ______________________________
Name: Thembumenzi Lukhele
Title: Vice President

CITIZENS BANK, N.A.,
as a Lender

By: ______________________
Name: Doug Kennedy
Title: Sr. Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: ______________________________
Name: Jill Wong
Title: Director

By: ______________________________
Name: Gordon Yip
Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: ______________________________
Name: Ming K. Chu
Title: Director

By: ______________________________
Name: Marko Lukin
Title: Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:______________________________
Name: Geoffrey Jinnah
Title: Principal, Assistant Vice President

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:______________________________
Name: Scott Lyman
Title: Assistant Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: ______________________
Name: Marianne T. Meil
Title: Senior Vice President

MUFG BANK, LTD.,
as a Lender

By: [signature]
Name: Gilroy D'Souza
Title: Managing Director

REGIONS BANK,
as a Lender

By: /s/ Christopher J. Brearey
Name: Christopher J. Brearey
Title: Director – Credit Products

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ Minxiao Tian
Name: Minxiao Tian
Title: Director

TD BANK, N.A.,
as a Lender

By: M. Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

COMERICA BANK,
as a Lender

By:______________________________
Name: Lauryn VanLoon
Title: Relationship Manager

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: ______________________________
Ketak Sampat (Oct 16, 2024 14:50 EDT)

Name: Ketak Sampat
Title: Senior Vice President

Schedule 2.1(a)

LENDERS

Lender	Commitment Percentage	Revolving Commitment
Bank of America, N.A.	10.311111111%	$232,000,000.00
JPMorgan Chase Bank, N.A.	10.311111111%	$232,000,000.00
Truist Bank	8.888888888%	$200,000,000.00
U.S. Bank National Association	8.888888888%	$200,000,000.00
Wells Fargo Bank, National Association	8.888888888%	$200,000,000.00
Mizuho Bank, Ltd.	4.444444444%	$100,000,000.00
PNC Bank, National Association	4.444444444%	$100,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A.	2.844444444%	$64,000,000.00
Banco Santander, S.A. New York	2.844444444%	$64,000,000.00
Capital One, National Association	2.844444444%	$64,000,000.00
Citibank, N.A.	2.844444444%	$64,000,000.00
Citizens Bank, N.A.	2.844444444%	$64,000,000.00
Credit Agricole Corporate and Investment Bank	2.844444444%	$64,000,000.00
Deutsche Bank AG New York Branch	2.844444444%	$64,000,000.00
Fifth Third Bank	2.844444444%	$64,000,000.00
The Huntington National Bank	2.844444444%	$64,000,000.00
KeyBank National Association	2.844444444%	$64,000,000.00
MUFG Bank, Ltd.	2.844444444%	$64,000,000.00
Regions Bank	2.844444444%	$64,000,000.00
Sumitomo Mitsui Banking Corporation	2.844444444%	$64,000,000.00
TD Bank, N.A.	2.844444444%	$64,000,000.00
Comerica Bank	2.000000000%	$45,000,000.00
HSBC Bank USA, NA	2.000000000%	$45,000,000.00
Total:	**100.000000000%**	**$2,250,000,000.00**